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                                                                 EXHIBIT 10.19
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                        AMENDMENT TO FACTORING AGREEMENT

                                 March 2, 1995

Republic Factors Corp.
1000 Wilshire Boulevard, Suite 400
Los Angeles, California 90017

Gentlemen:

     Reference is made to the Factoring Agreement between us dated May 15, 1994 (the "Factoring Agreement").

     This will confirm that the Factoring Agreement is amended as follows, effective March 1, 1995:

     1.    CHANGE IN THE DEFINITION OF COLLECTION DAYS. The words "5 business
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days" contained in the third sentence of Section 4.B. are amended to read: "3 business days".

     2.    CHANGE IN FACTORING COMMISSION. The first sentence of Section 6.A. is
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amended to read as follows: "As compensation for your services as factor hereunder, we agree to pay to you a factoring commission equal to 0.60% of the amount of each bill or invoice less discounts granted to the customer."

     3.     GUARANTEED MINIMUM VOLUME AND ADDITION OF SURCHARGE TO FACTORING
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COMMISSION. The following sentence shall be added to the end of Section 6.A.:
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     If at the end of any Contract Year (as defined below) the total invoices factored with you during such Contract Year were less than $30,000,000, then the commission shall be retroactively adjusted for such Contract Year from 0.60% to 0.75% of the amount of each bill or invoice for such Contract Year, and the difference shall be charged to our account as of the end of such Contract Year.

     4.    CLARIFICATION OF CONTRACT YEAR. The definition of the term "Contract
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Year" in the fifth sentence of Section 6.B. is amended to mean the twelve month period from April 1, 1995 to March 31, 1996 and each subsequent twelve month period.

     5.    EXTENSION OF TERM. The first two sentences of Section 13.A. are
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amended to read as follows:

     This Agreement shall continue in full force and effect until March 31, 1996, and from year to year thereafter unless terminated by you (Republic) or unless we (Client) notify you of our desire to terminate this Agreement effective on March 31 of 1996 or March 31 of any subsequent year by
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               REPUBLIC FACTORS CORP.         AMENDMENT TO FACTORING AGREEMENT
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     giving you at least sixty (60) days' prior written notice. Republic shall have the right to terminate this Agreement at any time upon sixty days' prior written notice.

     This Amendment, the Factoring Agreement, any prior written amendments to the Factoring Agreement signed by you and us, and the other written documents and agreements between you and us set forth in full all of your and our representations and agreements with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between us with respect to the subject hereof. As herein expressly amended, all of the terms and provisions of the Factoring Agreement (as the same may have been previously amended), and all other documents and agreements between you and us shall continue in full force and effect and the same are hereby ratified and confirmed.

     Please confirm the foregoing by signing the enclosed copy of this letter and returning it to us.

                                 Sincerely yours,

                                 YES CLOTHING CO.

                                 By Daniel Goodstein
                                    -----------------------------
                                 Title  Executive Vice President
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ACCEPTED AND AGREED:

REPUBUC FACTORS Corp.

By David Landy
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Title Senior Vice President
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